Exhibit 99.1

	Publicly-Traded Western Region Banks With Total Assets $500 Million—$1 Billion
Financials as of June 30, 2018 unless otherwise noted				Market Data (as of 10/10/2018)						YTD Profitability			Balance Sheet Ratios¹
Company Name	City, St	Ticker	Total Assets ($mm)	Mkt Cap ($mm)	Stock Price ($)	Price/ Tang. Book Value (%)	Price/ YTD Ann. EPS (x)	1 yr Price Change (%)	Div. Yield (%)	YTD Eff. Ratio (%)	YTD NIM (%)	YTD ROAA (%)	TCE/ TA (%)	CRE Conc. Ratio (%)	Loan/ Dpts. (%)	NPAs/ Assets (%)
Seacoast Commerce Banc Holdings	San Diego, CA	SCBH	998	207	22.15	268	16.3	10.8	1.6	67.7	5.67	1.31	9.2	218	104	0.38
OP Bancorp	Los Angeles, CA	OPBK	979	177	11.35	146	12.1	23.4	0.0	58.2	4.48	1.52	12.4	252	101	0.10
First Choice Bancorp	Cerritos, CA	FCBP	963	306	26.25	175	16.4	8.5	3.0	56.2	4.52	1.28	11.3	305	101	0.20
California BanCorp	Lafayette, CA	CALB	911	178	22.30	179	17.7	20.5	0.0	66.0	4.08	0.92	9.2	235	94	0.39
Pacific Financial Corporation	Aberdeen, WA	PFLC	887	132	12.50	176	13.3	34.4	2.0	74.5	4.38	1.10	8.6	230	93	0.20
Suncrest Bank	Visalia, CA	SBKK	883	164	13.25	202	18.9	25.0	0.0	52.8	4.36	0.93	9.7	266	85	0.24
United Security Bancshares	Fresno, CA	UBFO	879	187	11.07	186	14.2	15.3	3.6	56.5	4.22	1.56	11.5	234	76	2.53
Community West Bancshares	Goleta, CA	CWBC	865	99	12.00	135	13.3	15.4	1.7	70.8	4.12	0.89	8.5	301	108	1.07
Presidio Bank	San Francisco, CA	PDOB	853	164	26.50	203	16.0	32.5	0.0	60.5	4.20	1.25	9.5	393	86	0.00
Coastal Financial Corporation	Everett, WA	CCB	851	200	16.82	225	19.1	—	0.0	67.5	4.16	1.01	8.2	373	94	0.24
Avidbank Holdings, Inc.	San Jose, CA	AVBH	845	148	24.75	158	14.9	23.8	0.0	63.8	4.52	1.17	11.1	378	102	0.27
Eagle Bancorp Montana, Inc.	Helena, MT	EBMT	827	99	18.25	128	26.1	(6.1)	2.0	83.6	3.85	0.46	9.6	195	97	0.24
Plumas Bancorp	Quincy, CA	PLBC	765	128	25.09	216	9.7	14.0	1.4	53.0	4.60	1.83	7.8	209	76	0.39
Citizens Bancorp	Corvallis, OR	CZBC	761	116	21.44	175	15.1	42.9	1.7	59.2	3.56	1.08	9.6	129	62	0.39
Private Bancorp of America, Inc.	La Jolla, CA	PBAM	711	131	26.00	163	32.5	11.8	0.0	77.2	3.96	0.61	12.1	368	101	0.21
Sound Financial Bancorp, Inc.	Seattle, WA	SFBC	686	96	38.40	145	13.3	15.8	1.5	69.0	4.31	1.08	9.8	333	110	0.87
Valley Republic Bancorp	Bakersfield, CA	VLLX	683	133	33.75	215	15.1	38.4	0.0	53.2	3.38	1.27	9.0	195	76	0.00
Mission Bancorp	Bakersfield, CA	MSBC	682	141	80.01	241	12.5	78.7	0.0	47.2	4.33	2.09	8.6	268	85	0.03
American River Bankshares	Rancho Cordova, CA	AMRB	675	88	15.06	159	17.1	(0.4)	1.3	67.0	3.30	0.77	8.4	306	51	1.36
State Bank Corp.	Lake Havasu City, AZ	SBAZ	642	121	14.95	230	15.3	81.9	1.6	61.8	3.80	1.26	9.3	269	65	1.28
Santa Cruz County Bank	Santa Cruz, CA	SCZC	635	130	53.45	208	12.4	35.2	0.6	50.5	4.58	1.66	9.8	335	84	0.00
1st Capital Bank	Salinas, CA	FISB	610	89	18.80	162	15.9	31.9	0.0	67.5	3.74	0.94	9.0	339	86	0.08
American Riviera Bank	Santa Barbara, CA	ARBV	591	86	19.25	166	15.0	10.0	0.0	62.5	4.52	1.05	8.7	410	90	0.02
Baker Boyer Bancorp	Walla Walla, WA	BBBK	591	85	66.00	162	13.6	(2.9)	4.5	76.8	3.49	1.03	8.9	154	56	0.47
Summit State Bank	Santa Rosa, CA	SSBI	586	88	14.55	158	13.7	15.0	3.3	59.9	3.72	1.11	9.6	326	91	0.72

	Publicly-Traded Western Region Banks With Total Assets $500 Million—$1 Billion
Financials as of June 30, 2018 unless otherwise noted				Market Data (as of 10/10/2018)						YTD Profitability			Balance Sheet Ratios¹
Company Name	City, St	Ticker	Total Assets ($mm)	Mkt Cap ($mm)	Stock Price ($)	Price/ Tang. Book Value (%)	Price/ YTD Ann. EPS (x)	1 yr Price Change (%)	Div. Yield (%)	YTD Eff. Ratio (%)	YTD NIM (%)	YTD ROAA (%)	TCE/ TA (%)	CRE Conc. Ratio (%)	Loan/ Dpts. (%)	NPAs/ Assets (%)
CommerceWest Bank	Irvine, CA	CWBK	550	96	25.37	168	18.1	14.3	2.7	56.3	4.11	0.99	10.5	303	90	0.17
Bank of Southern California, National Association	San Diego, CA	BCAL	521	130	15.45	143	19.8	14.4	0.0	61.3	4.21	0.94	14.5	211	94	0.14
Pacific Enterprise Bancorp	Irvine, CA	PEBN	509	68	22.00	141	19.5	11.2	0.0	81.2	4.95	0.69	9.5	156	90	0.22
		High	998	306	—	268	32.5	81.9	4.5	83.6	5.67	2.09	14.5	410	110	2.53
		Low	509	68	—	128	9.7	(6.1)	0.0	47.2	3.30	0.46	7.8	129	51	0.00
		Mean	748	135	—	180	16.3	22.8	1.2	63.6	4.18	1.14	9.8	275	87	0.44
		Median	736	130	—	171	15.2	15.4	0.9	62.1	4.21	1.08	9.5	268	90	0.24
Idaho Independent Bank²	Coeur d’Alene, ID	IIBK	742	110	14.66	156	15.5	35.1	0.0	69.4	3.97	1.06	9.8	199³	59	0.26³

Note:

1:	Bank-level financials used where holding company information not available
2:	Preliminary September 30, 2018 financial information, unless otherwise noted
3:	Ratios as of June 30, 2018

Financials not adjusted to reflect pending or recently completed acquisitions. Market cap reflects shares issued in transactions which have closed since June 30, 2018

Source: S&P Global Market Intelligence; excludes targets of announced mergers